Long-Term Bank Debt, Current and Non-Current	12 Months Ended
Dec. 31, 2016
Long Term Bank Debt [Abstract]
Long-Term Bank Debt, Current and Non-Current

7.       Long-Term Bank Debt, Current and Non-Current

The amounts of long-term bank debt shown in the accompanying consolidated balance sheets are analyzed as follows:

	2016 Total	Current	Non-current	2015 Total	Current	Non-current

The Royal Bank of Scotland plc - Term Loan	$128,861	$128,861	$-	$144,687	$15,376	$129,311
plus financing fees payable to the lenders	200	200	-	-	-	-
less unamortized deferred financing costs	(1,932)	(1,932)	-	(2,009)	(479)	(1,530)
Total bank debt, net of unamortized deferred financing costs	$127,129	$127,129	$-	$142,678	$14,897	$127,781

The Royal Bank of Scotland plc (“RBS”) – Revolving Credit Facility: On December 16, 2011, the Company entered into a revolving credit facility with the Royal Bank of Scotland plc (“RBS”), where the lenders have agreed to make available to it a revolving credit facility of up to $100,000 in order to refinance part of the acquisition cost of the vessels m/v “Sagitta” and m/v “Centaurus” and finance part of the acquisition costs of additional containerships (“Additional Ships”). An aggregate amount of $98,700 has been drawn down under the credit facility.

The facility would be available for five years with the maximum available amount reducing based on the age of the financed vessels and being assessed on a yearly basis, as well as, at the date on which the age of any Additional Ship exceeded the 20 years. In the event that the amounts outstanding at that time exceeded the Available Facility Limit, the Company would repay such part of the loan that exceeded the Available Facility Limit. The credit facility provided for interest at LIBOR plus a margin of 2.75% per annum, and effective June 1, 2013, for an increased margin of 3.10% per annum over LIBOR.

The facility was secured by first priority mortgages over certain vessels of the fleet, general assignments of earnings, insurances and requisition compensation, minimum insurance coverage, specific assignments of any charters exceeding durations of twelve months, pledge of shares of the guarantors which were the ship-owning companies of the mortgaged vessels, manager's undertakings and minimum security value depending on the average age of the mortgaged vessels. The credit facility also included restrictions as to changes in certain shareholdings, management and employment of vessels, and required minimum cash of 10% of the drawings under the revolving facility, but not less than $5,000, to be deposited by the borrower with the lenders. Furthermore, the facility agreement contained customary financial covenants and the Company was not permitted to pay any dividends that would result in a breach of the financial covenants. In 2013 and 2014, the Company entered into various supplemental agreements with the lenders, the main terms of which provided for security interest on the minimum cash held by the borrower in favor of the lenders and for changes in the definitions of certain financial covenants. In addition, the Company was required to provide additional vessels as collateral to secure the facility and was restricted from providing any security interest over the Company's assets in favor of DSI.

Based on the age of the financed vessels, an amount of $6,000 was repaid in August 2015. On September 15, 2015, in connection with the loan re-finance discussed below, the Company prepaid in full the outstanding balance of $92,700 and the facility was terminated.

The Royal Bank of Scotland plc (“RBS”) – Term Loan: On September 10, 2015, the Company, through nine of its subsidiaries, entered into a loan agreement with RBS of up to $148,000, to re-finance the acquisition cost of seven of the Company's vessels, including the full prepayment of the previous facility agreement, and to support the acquisition of the two newly acquired vessels, the “Hamburg” and the “Rotterdam”. Until December 31, 2015, the Company drew down the full amount of the loan and paid arrangement and structuring fees amounting to $1,875.

The loan, until its amendment discussed below, bore interest at the rate of 2.75% per annum over LIBOR and was repayable in quarterly instalments and a balloon payment payable together with the last installment in September 2021. The Company paid commitment commissions of 1.375% per annum on the undrawn amounts, from July 30, 2015, the date of acceptance of the lenders' offer letter, until the drawdown dates.

The loan is secured by first preferred mortgages on nine vessels of the Company's fleet, first priority deeds of assignments of insurances, earnings, charter rights and requisition compensation and a corporate guarantee. The loan agreement also contains customary financial covenants, minimum security value of the mortgaged vessels, requires minimum liquidity of $500 per vessel in the fleet and restricted cash of $9,000 to be deposited by the borrowers with the lenders for the duration of the loan. There are also restrictions as to changes in the loan agreement with DSI, in the securities purchase agreement that the Company entered into in the private placement which took place in July 2014, in certain shareholdings and management of the vessels. Finally, the Company is not permitted to pay any dividends that would result in a breach of the financial covenants.

On September 12, 2016, the Company entered into an amendment of its loan agreement with RBS, according to which the Company prepaid an amount of $7,607 and agreed to change the repayment schedule and recommence repaying the principal on September 15, 2017. Moreover, the loan amendment provides for changes to the borrowers and to the mortgaged vessels and required an amendment to the loan agreement with DSI (Note 4). It also prohibits the incurrence of additional indebtedness and the acquisition of additional vessels until September 15, 2018, and the payment of dividends until the later of: (a) prepayment or repayment in full on June 15, 2021 of the deferred tranche of $8,851, which was created out of the reallocation of amounts due under the existing tranches, and (b) September 15, 2018. Furthermore, the minimum security covenant (“hull cover ratio”) was reduced from 140% to 125% until September 30, 2018, certain financial covenants were amended while the application of others was deferred to 2019, and the interest rate margin increased from 2.75% per annum to 3.10% per annum until December 31, 2018. Finally, the Company paid an amendment fee of $150 at the signing of the agreement and an additional fee of $200 is payable on December 31, 2018.

As of September 30, 2016 and thereafter, due to a significant decline in the market value of its vessels, the Company was not in compliance with two financial covenants, as well as with the required covenant for the minimum required security cover (“hull cover ratio”). As advised by the lenders, to rectify the shortfall of the minimum required security cover, the Company would have to repay to RBS an amount of $18,861, or provide additional security. Due to these technical breaches in its loan covenants, the Company has classified its bank debt as of December 31, 2016 in current liabilities. Accordingly, the loan balance and the loan-related fees have been reclassified to Current portion of long-term bank debt, net of unamortized deferred financing costs and the restricted cash under the facility has been reclassified to Restricted cash, current in the accompanying 2016 consolidated balance sheet.

The weighted average interest rate of the bank loans during 2016 and 2015 was 3.52% and 3.22%, respectively. During 2016, 2015 and 2014, total interest incurred on long-term bank debt, amounted to $4,902 $3,541 and $3,282, respectively, and is included in Interest and finance costs in the accompanying consolidated statements of operations (Note 10). Commitment fees incurred during 2016, 2015 and 2014, amounted to $0, $329 and $0, respectively, and are also included in Interest and finance costs in the accompanying consolidated statements of operations.